Exhibit 10.1

SUBSCRIPTION AGREEMENT

认购协议

THIS SUBSCRIPTION AGREEMENT (“SUBSCRIPTION AGREEMENT”) RELATES TO A PRIVATE OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

依照修订版《1933年证券法》（以下简称“《1933年证券法》”）规定，本认购协议（以下简称“认购协议”）为关于离岸交易中向非美国个人出售私募证券的认购协议。

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT OR ANY U.S. STATE SECURITIES LAWS AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

本认购协议所涉及的证券均未在《1933年证券法》或任何美国国家证券法下进行登记注册。除非证券已注册，否则不得直接或间接地在美国或美国境内、或向美国个人提供或出售，除非证券符合《1933年证券法》条例S的规定，或符合《1933年证券法》的有效注册声明，或符合可用豁免，或其交易不受《1933年证券法》的注册要求，且各种情况遵从适用的国家、州府证券法律。此外，除非证券符合《1933年证券法》规定，否则相关证券不得进行对冲交易。“美国”和“美国个人”依据《1933年证券法》的规定进行定义。

The undersigned (the "Subscriber") hereby tenders this subscription and agrees to purchase the Units issued by US-China Biomedical Technology, Inc., a Nevada Corporation (the "Company"), set forth next to such Subscriber's name on the signature page hereto. In consideration therefore, the Subscriber hereby delivers a counterpart of this Agreement, together with the amount set forth next to the Subscriber's name on the signature page hereto, by wire transfer or a certified check representing immediately available funds, in full payment of the aggregate purchase price of the Units. The Subscriber understands and agrees this subscription is irrevocable.

下述签署人（“认购人”）特此提议，并同意购买美国内华达州的美中生物医疗科技有限公司（以下简称“公司”）所发行的股份单元，该认购人名字于签字页列出。因此，认购人需提供本协议副本，且在本协议签字页上的认购人姓名旁注明认购金额，并通过电汇或保付支票的形式全额支付股份单元的总购买金额。认购人须理解并同意，此认购不可撤销。

1.	Subscription
1.	认购

1.1	Company Background
1.1	公司背景

Information about the Company’s background, profile, business plan, and associated risks can be found in the Company’s public filings made with the Securities and Exchange Commission.

有关公司背景、简介、商业计划和相关风险信息在该公司向美国证券交易委员会提交的公开文件中有详细介绍。

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1.2	Subscription
1.2	认购

The Subscriber, intending to be legally bound, hereby irrevocably subscribes for 4,290,000 Units. Each single Unit consists of one (1) share of common stock of the Company and two and one half (2.5) warrants (collectively the “Units”), which shall be exercisable for 18 months at $0.05 per share (the “Warrants”)，which all depends on the subscriber’s own discretion. The aggregate purchase price for the Units is USD $214,500 (the “Subscription Proceeds”) or USD $0.05 per share. The Company shall deliver the Units to the undersigned promptly after the acceptance of this Subscription Agreement by the Company.

认购人受法律约束，在此不可撤销地认购 4,290,000 股份单元。每个股份单元由一（1）份公司普通股和两份半(2.5)认股权证(统称“股份单元”)组成，认股权证可以每股0.05美元的价格行权，行权期限为18个月(简称“认股权证”)，行权依据认购者自由裁量是否行权。该 4,290,000 股份单元的总购买价格为214,500美元(“认购收益”)或每股0.05美元。本公司接受本认购协议后，应立即将认购股份单元交付给签署人。

1.3	Acceptance or Rejection of Subscription Agreement
1.3	接受或拒绝认购协议

(a) The Subscriber understands and agrees that the Company reserves the right to reject this subscription for the Units if, in its reasonable judgment, it deems such action in the best interest of the Company, at any time prior to the Closing, notwithstanding prior receipt by the undersigned of notice of acceptance of the Subscriber’s subscription.

(a) 认购人理解并同意，若公司在合理判断下认为拒绝该认购股份单元会维护公司最佳利益，则公司保留在交割完成前随时拒绝该股份认购的权利，尽管签署人在此前已收到认购人认购接受通知书。

(b) The Subscriber understands and agrees that its subscription for the Units is irrevocable.

(b) 认购人须理解并同意其已认购的股份单元具有不可撤销性。

(c) In the event the sale of the Units subscribed for by the Subscriber is not consummated by the Company for any reason (in which event this Subscription Agreement shall be deemed to be rejected), this Subscription Agreement, and any other agreement entered into between the Subscriber and the Company relating to this subscription, shall thereafter have no force or effect, and the Company shall promptly return or cause to be returned to the Subscriber the purchase price remitted to the Company by the Subscriber, without interest thereon or deduction therefrom, in exchange for the Units.

(c) 如果公司因任何原因未完成认购人所认购股份单元的出售（在此情况下本认购协议应被视为被拒绝），本认购协议以及其他由该认购人与公司达成的、与该认购相关的任何协议将不再具有任何效力，公司应当及时退还认购人就购买股份单元已汇出给公司的认购金额，不计利息或扣减。

1.4	Payment
1.4	付款

The Subscription Proceeds must accompany this Subscription Agreement and shall be paid to the Company by certified check or wire transfer after the Subscriber’s subscription is approved by the relevant Chinese government departments.

认购收益必须与本认购协议同时发生，并在认购人的认购获中国有关部门批准后以保付支票或电汇支付给公司。

2.	Closing
2.	交割

Closing of the purchase and sale of the Units shall be deemed to be effective when the Company executes a counterpart of this Subscription Agreement (the “Closing Date”). The Closing Date shall not be more than 30 days following the Company’s receipt of Subscriber’s executed Subscription Agreement.

当公司签署本认购协议（“截止日期”）的副本时，所认购股份单元买卖交割将被视同生效。交割日期不得超过公司收到认购人签署认购协议后的30天。

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3.	Acknowledgements of Subscriber
3.	认购人确认：

The Subscriber acknowledges and agrees that:

认购人确认并同意：

(a) Subscriber is an affiliate of the Company; the decision to execute this Subscription Agreement and purchase the Units agreed to be purchased hereunder has not been based upon any oral or written representation as to fact made by or on behalf of the Company.

(a)  认购人为公司之关联公司；签署本协议并购买同意被购买本协议约定的股份单元的决定不基于公司或公司代表作出的任何口头或书面陈述。

(b) The Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the sale of the Units hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(b) 认购人和认购人顾问有合理的机会向公司提问关于该认购股份单元出售的问题，获得公司解答，并在合理人力物力费用范围内获取额外可获得的信息，以便核实有关该公司信息的准确性。

(c) The books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by Subscriber during reasonable business hours at its principal place of business and that all documents, records and books in connection with the sale of the Units hereunder have been made available for inspection by the Subscriber, the Subscriber’s attorney and/or advisor(s) if reasonable notice was provided to the Company;

(c) 受某些保密性质限制，基于合理通知公告，认购人可在合理的工作内以及其主要办公地对公司账簿和记录进行查阅，且与本协议项下的股份单元出售有关的所有文件、记录和书籍均可供认购人、认购人律师/顾问查阅审阅。

(d) All information which the Subscriber has provided to the Company in the Prospective Investor Suitability Questionnaire (the “Questionnaire”) is correct and complete as of the date the Questionnaire is signed, and if there should be any change in such information prior to this Subscription Agreement being accepted by the Company, the Subscriber will immediately provide the Company with such information;

(d) 认购人在《潜在投资者适宜性问卷调查》（以下简称“问卷”）中向公司提供的所有信息自问卷签署之日起均是正确和完整的。如果在公司接受本认购协议前需要对问卷信息作任何更改，认购人须立即向该公司提供这些信息。

(e) The Subscriber will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors, attorneys, and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(e) 认购人在本协议中向公司做出的声明和保证，如果因本协议或任何认购人向公司提供的关于本协议的任何声明或保证等存在重大作假，或认购人违约、无法依照承诺或协议履行相关义务，则认购人须向公司，甚至在适用情况下向其相应董事、公司职员、员工、代理人、顾问、律师、和股东赔偿任何损失、责任、索赔、损害和费用（包括但不限于因合理情况所需进行调查、准备或解决任何索赔、诉讼、行政诉讼或调查所产生的任何费用、所产生的任何成本等）。

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(f) The issuance and sale of the Units to the Subscriber will not be completed if it would be unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the Company;

(f) 如果该股份认购不合法，或者公司在合理酌情决定的情况下认为其不符合公司的最大利益，那么该股份单元向认购人的发行和出售将无法完成。

(g) The Subscriber has been advised to consult its own legal, tax, and other advisors with respect to the merits and risks of an investment in the Units and with respect to applicable resale restrictions. Subscriber is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions;

(g) 关于股份单元投资的价值和风险以及适用的转售限制，已建议认购人咨询自己的法律、税务和其他顾问。认购人全权负责（且公司不以任何方式负责）遵守适用的转售限制；

(h) The Subscriber has been advised and acknowledges that there is no assurance that the Company will raise sufficient funds to adequately capitalize the business of the Company or that the business will be profitable in the future. Risks inherent in this investment include, but are not limited to, all business risks associated with any business, with the additional risks associated with medical industry and technology related thereto.

(h) 认购人已被建议并确认，公司不保证会筹集足够资金作为业务的充足资本或公司会在未来盈利。本投资所固有的风险包括但不限于与任何商业相关的所有商务风险，以及与医疗行业和技术相关的附加风险。

(i) No documents in connection with the sale of the Units hereunder have been reviewed by the Securities and Exchange Commission or any state securities administrators;

(i) 就本协议项下的股份单元出售事宜相关的任何文件未被证券交易委员会或任何国家证券管理人员审查；

(j) There is no government or other insurance covering any of the Units;

(j)  没有政府或其他保险覆盖任何股份单元；

(k) The Subscriber has been advised that an investment in the Units involve a high degree of risk, and Subscriber should be able to bear the loss of his/her/its entire investment;

(k) 已告知认购人，股份单元投资涉及高风险，认购人应能够承担其投资导致的全部损失；

(l) This Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company;

(l) 认购人不可强制执行本认购协议，除非公司已接受认购协议；

(m) The Subscriber will not receive a private placement memorandum (“PPM”), but has been given access to full and complete information regarding the Company, including but not limited to, the Company’s publicly available financial information and securities filings and has utilized such access to their satisfaction for the purpose of obtaining information on the Company; and particularly, the Subscriber has been given a reasonable opportunity to meet with representatives of the Company for the purpose of asking questions of and receiving answers from, such representatives concerning the Units, and to obtain any additional information, necessary to verify the accuracy of the information provided. Given this information and opportunity, Subscriber has made an independent examination and investigation of an investment in the Units and the Company, and has depended on the advice of its legal and financial advisors, and agrees that the Company will not be responsible in anyway whatsoever for the Subscriber’s decision to invest in the Units and the Company;

(m) 认购人将不会收到私募融资备忘录（“PPM”），但认购人已被给予访问关于公司的充分、完整信息，包括但不限于，该公司公开的财务信息、证券备案文件，且已利用该访问顺利获取到满意的信息；特别的是，认购人有合理机会与公司代表会面，以便就该认购股份单元询问该公司代表并获得解答，同时获得任何额外信息，以核实所提供信息的准确性。鉴于这种信息和机会，认购人已对投资的股份单元和公司进行独立检查和调查，并依赖其法律和财务顾问的建议。认购人同意关于其对投资股份单元和公司的决定，公司概不负责；

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(n) The entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound (including corporate formation documents;

(n) 签订本认购协议及其涉及的交易不会违反任何适用于认购人的法律条款和规定，以及认购人为一方或被约定的相关的任何书面或口头协议（包括公司注册文档）；

(o) The Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber

(o) 认购人已正式签署并交付本认购协议，其构成对认购人可执行的有效且具有约束力的协议。

4.	Representations, Warranties and Covenants of the Subscriber
4.	认购人声明、保证和承诺

The Subscriber hereby represents, warrants, and covenants to the Company (which representations, warranties, and covenants shall survive the Closing Date) that:

认购人在此向公司声明、保证和承诺（其声明、保证和承诺在交割日仍然有效）如下：

(a) Investment Purposes. The undersigned is acquiring the Units for his/her/its own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part, and no other person has a direct or indirect beneficial interest in such Units or any portion thereof. Furthermore, the undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Units for which the undersigned is subscribing or any part of the Units.

(a) 投资目的。签署人是作为当事人本人购买股份单元账户本金，而不是名义人或代理人；且该认购仅作投资目的，而不是为了全部/部分转售、分销或分发，且不存在其他对该认购股份单元任何份额具有直接或间接受益权的第三方。此外，签署人没有与任何人签订任何合同、承诺、协议或安排，向该等人或任何第三方出售、转让或授予所认购的股份单元或任何份额。

(b) Authority. The undersigned has full power and authority to enter into this Subscription Agreement, the execution and delivery of this Subscription Agreement has been duly authorized, if applicable, and this Subscription Agreement constitutes a valid and legally binding obligation of the undersigned.

(b) 授权。签署人有权力和权限来签署本认购协议，本认购协议的执行和交付已获得适当授权（如适用），本认购协议对签署人构成有效和具有法律约束力的义务。

(c) No General Solicitation in the United States. The undersigned is not subscribing for Units as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by person previously not known to the undersigned in connection with investment securities generally in the United States.

(c) 不得在美国进行大范围招揽。签署人不应盲从于任何报纸、杂志或类似媒体或广播电视的广播节目中发表，或在任何研讨会或会议上展示的与美国广泛性股份单元投资有关的任何广告、文章、公告或其他通讯，或来自陌生人认购的招揽。

(d) No Obligation to Register Units. The undersigned understands that the Company is under no obligation to register the Units under the Securities Act, or to assist the undersigned in complying with the Securities Act or the securities laws of any state of the United States or of any foreign jurisdiction.

(d) 无义务进行股份单元注册。签署人须理解该公司没有义务在《证券法案》下登记股份单元，也不需要协助签署人遵从《证券法案》或美国任何州或任何外国司法管辖的《证券法》。

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(e) Investment Experience. The undersigned is (i) experienced in making investments of the kind described in this Subscription Agreement, (ii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Subscription Agreement, and (iii) able to afford the entire loss of its investment in the Units.

(e) 投资经历。签署人是（i）具备本认购协议所描述的类似投资经验；（ii）具备商业和金融经验的公司职员（如果一个实体）和专业顾问（不隶属于或补偿的公司或任何其附属公司或销售代理），有能力保护与本认购协议描述的交易有关自身利益的；（3）能够承受其投资股份单元的全部损失。

(f) Exemption from Registration. The undersigned acknowledges his/her/its understanding that the offering and sale of the Units is intended to be exempt from registration under the Securities Act. In furtherance thereof, in addition to the other representations and warranties of the undersigned made herein, the undersigned further represents and warrants to and agrees with the Company and its affiliates as follows:

(f) 注册豁免。签署人确认其理解，股份单元的发行和出售是为了达到《证券法案》注册豁免目的。此外，除了在本协议中所签署的其他声明和保证之外，签署人还须向本公司及其附属公司承诺并同意如下内容：

(1) The undersigned realizes that the basis for the exemption may not be present if, notwithstanding such representations, the undersigned has in mind merely acquiring the Units for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The undersigned does not have any such intention;

(1) 签署人明白，尽管有上述声明，但该豁免的依据可能不存在，如果尽管有此等声明，签署人收购股份单元仅是出于考虑在未来某一固定或确定期限内获得该股，或为市场上涨或出售之目的。签署人确保没有这样的意图；

(2) The undersigned has the financial ability to bear the economic risk of his/her/its investment, has adequate means for providing for his/her/its current needs and personal contingencies and has no need for liquidity with respect to his/her/its investment in the Company;

(2) 签署人具备承担其投资的经济风险的财务能力，有足够的手段来满足其目前的需要和个人的意外情况，且其在公司的投资不需要流动资金；

(3) The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Units. The undersigned also represents it has not been organized for the purpose of acquiring the Units; and

(3) 签署人须具备财务和业务方面的知识和经验，从而能够评估股份单元投资中的潜在价值和风险。签署人还须声明，其并不是为了收购股份单元而成立的。

(4) The undersigned has been provided an opportunity for a reasonable period of time prior to the date hereof to obtain additional information concerning the offering of the Units, the Company, and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

(4) 签署人已被提供机会在规定日期之前的合理时间内获得关于提供股份单元、公司、和所有其他公司拥有此类信息或不需费不合理的人力物力费用即可获得的信息。

(g) Economic Considerations. The undersigned is not relying on the Company, or its affiliates or agents with respect to economic considerations involved in this investment. The undersigned has relied solely on its own advisors.

(g) 经济利益考虑。以下签署人不依赖于公司、或其附属公司或代理人关于本次投资涉及的经济利益考虑。签署人完全依靠自己的顾问。

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(h) No Other Company Representations. No representations or warranties have been made to the undersigned by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for the Units, the undersigned is not relying upon any representations other than those contained herein.

(h) 无其他公司声明。除了本协议所包含的公司、或任何公司职员、员工、代理人、附属公司或子公司在本协议中的声明外，上述主体不向签署人作其他任何声明或保证，并且签署人在股份单元收购过程中不能依赖本协议以外的任何声明。

(i) Compliance with Laws. Any resale of the Units during the “distribution compliance period” as defined in Rule 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S. Further, any such sale of the Units or underlying Units of common stock in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction. The undersigned will not offer to sell or sell the Units in any jurisdiction unless the undersigned obtains all required consents, if any.

(i) 遵守法律。根据条例S规则902（f）规定的“分销合规期间”，任何的股份单元转售应只能遵守条例S的豁免注册规定办理。此外，任何在美国境外的任何管辖范围内出售认购股份或普通股基础股份单元，须依照该司法管辖区的证券法进行。签署人将不得在任何管辖范围内出售或出售股份，除非签署人获得所有需要的同意（如有）。

(j) Regulation S Exemption. The undersigned understands that the Units are being offered and sold to him/her/it in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the undersigned set forth herein in order to determine the applicability of such exemptions and the suitability of the undersigned to acquire the Units. In this regard, the undersigned represents, warrants and agrees that:

(j) 条例S豁免。签署人理解，提供并销售给签署人的股份单元依赖于美国联邦和州证券法对根据《证券法案》颁布的条例S美国联邦和州证券法对注册要求的豁免，并且公司依赖本协议的声明、保证、协议、承诺的真实性、准确性，来决定此类豁免的从适用性和签署人的适用性来获得股份。在这方面，签署人声明、保证并同意如下：

(1)	The undersigned is not a U.S. Person (as defined under Rule 902 of Regulation S and as set forth below) and is not acquiring the Units for the account or benefit of a U.S. Person. A U.S. Person means any one of the following:
(1)	签署人不是美国人（根据条例S规则902的规定），也不是出于美国人账户或利益考虑而购买股份单元。美国人指的是下列任何一种：
a.	Any natural person resident in the United States of America;
a.	任何定居于美国的自然人；
b.	Any partnership or corporation organized or incorporated under the laws of the United States of America;
b.	根据美国法律组织或合并的任何合伙企业或公司；
c.	Any estate of which any executor or administrator is a U.S. person;
c.	任何遗产的遗嘱执行人或管理人是美国公民；
d.	Any trust of which any trustee is a U.S. person;
d.	受托人为美国人的任何信托；
e.	Any agency or branch of a foreign entity located in the United States of America;
e.	外国实体在美国境内的任何机构或分支机构；
f.	Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;
f.	由交易商或其他受益人出于美国个人利益或账户考虑而持有的任何非自由裁量账户或类似账户（除遗产或信托外）；

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g.	Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and
g	在美国境内成立、注册或（如个人）的任何经销商或其他受托人的任何可自由支配的账户或类似账户（不包括不动产或信托）；
h.	Any partnership or corporation if:
h.	任何合作伙伴或公司，如果具备如下情况：

i.	Organized or incorporated under the laws of any foreign jurisdiction; and
i.	在外国管辖法律下组织或者成立的；以及

ii.	Formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts
ii.	由美国人成立，主要是为了投资在《证券法案》下没有登记的证券；除非它是由获认可的、非自然人或遗产或信托、 合格投资者成立或注册并所有的（根据《证券法案》501（a）条例）

(2)	At the time of the origination of contact concerning this Subscription Agreement and the date of the execution and delivery of this Subscription Agreement, the undersigned was outside of the United States
(2)	在关于本认购协议的内容拟定之时以及本认购协议执行和交付之日，签署人在美国境外

(3)	The undersigned will not, during the period commencing on the date of issuance of the Units, and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Units in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.
(3)	在股份单元开始发行至发行一周年期间，或者条例S或其他适用的证券法（限制期）允许的更短的时间内，签署人不得在美国或向美国个人或为美国人之利益提供、 出售、质押或转让股份单元，或其他不符合条例S规定的行为。

(4)	The undersigned will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Units or underlying Units only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.
(4)	在受限制期限届满后，仅根据《证券法案》注册规定或可用豁免规定、遵守适用国家和外国的证券法规定，签署人可以提供、出售、 质押或以其他方式转让股份单元或潜在的股份单元。

(5)	The undersigned was not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Units, including without limitation, any put, call or other option transaction, option writing or equity swap.
(5)	签署人在美国不曾参与、或在限制期届满前不会参与，对认购股份单元的任何抛空或任何对冲交易，包括但不限于任何买入、卖出或其他期权交易、期权出售或股权互换。

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(6)	Neither the undersigned nor or any person acting on his/her/its behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Units, and the undersigned and any person acting on his/her/its behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.
(6)	签署人和或其任何个人代理不得曾经参与、以后也不会参与向美国人任何直接销售股份单元，签署人和或其任何签署人之代表已遵守并将遵守美国证券法案下条例S的要求。

(7)	The transactions contemplated by this Subscription Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.
(7)	本认购协议所预期的交易未与美国买家或美国个人作预先安排，且不属于规避证券法案注册要求的计划或框架的一部分。

(8)	Neither the undersigned nor any person acting on his/her/its behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for the Units. The undersigned agrees not to cause any advertisement of the Units to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to thereto, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.
(8)	签署人或其任何代表都不得进行任何为达到改变美国、其领土或财产市场对股份单元的影响的目的的活动。签署人同意，不会在任何报纸或期刊或任何公共场所刊登、 张贴股份单元的任何广告，并且不得发布任何有关传单，除了如下这些广告：包含根据《证券法案》条例S要求做出的声明，并且只能在海外而不得于美国境内， 同时必须符合任何当地适用的证券法律规定。

(9)	Each certificate representing the Units shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:
(9)	每一份声明股份的证书都应经过以下阐释，以及适用的联邦或州府证券法所要求的任何其他阐释：

“THE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

“将提供给投资者的证券，未依据《证券法案》条例规定在美国证券交易委员会（sec）进行注册登记，同时，该投资者不得是美国人（根据1933年证券法案修订的《美国证券法案》条例S的定义）。”

“TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

这些证券不得转让，除非其符合《证券法案》条例S规定或符合规定可豁免登记；同时，这些证券不得进行对冲交易，除非其符合《证券法案》规定。

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(10)	The undersigned consents to the Company making a notation on its records (or giving instructions to any transfer agent of the Company, if any) in order to implement the restrictions on transfer of the Units or the underlying Units of common stock set forth in this Section.
(10)	签署人同意本公司对其记录做标记（或向本公司的任何转让代理提供指示），以便执行本节规定的股份转让限制或普通股的基本股份。

(k) Accredited Investor. The undersigned is an “Accredited Investor” as that term is defined in Rule 501 of under the Securities Act.

(k) 合格投资者。签署人是按《证券法案》第501条规定的“合格投资者”。

(l) Potential Loss of Investment; Risk Factors. The undersigned understands that an investment in the Units is a speculative investment which involves a high degree of risk and the potential loss of his/her/its entire investment.

(l) 潜在的投资损失；风险因素。签署人明白，对股份单元的投资是一种投机性投资，涉及高风险以及潜在全部投资损失。

(m) Investment Commitment. The undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and an investment in the Units will not cause such overall commitment to become excessive.

(m) 投资承诺。签署人对不容易出售的投资的承付款项与其净值为相当的，同时对股份单元的投资不会导致其超过承付款项总额。

(n) Receipt of Information. The undersigned has received all documents, records, books and other information pertaining to the undersigned’s investment in the Company that has been requested by the undersigned.

(n) 收到信息。签署人已收到其要求的、有关其在该公司投资的所有文件、记录、书籍和其他信息。

(o) Investor Questionnaire. The undersigned represents and warrants to the Company that all information that the undersigned has provided to the Company, including, without limitation, the information in the Questionnaire attached hereto or previously provided to the Company is correct and complete as of the date hereof.

(o) 投资者问卷。签署人向本公司保证，直至协议签订之日其所提供的所有信息均属正确完整，包括但不限于本公司附件或之前向公司提供的问卷中的信息。

(p) No Reliance. Other than as set forth herein, the undersigned is not relying upon any other information, representation or warranty by the Company or any officer, director, stockholder, agent or representative of the Company in determining to invest in the Units. The undersigned has consulted, to the extent deemed appropriate by the undersigned, with the undersigned’s own advisers as to the financial, tax, legal and related matters concerning an investment in the Units, and on that basis, believes that his/her/its investment in the Units is suitable and appropriate for the undersigned.

(p) 无依赖性。除本协议规定之外，签署人不依赖本公司或任何雇员、董事、股东、代理人或公司代表对决定投资该股时所提供的任何其他信息、声明或保证。签署人已向其财务、税务、法律及有关投资等顾问适度咨询股份单元投资的相关事宜，并在此基础上，能够把握其投资合适且恰当。

(q) No Governmental Review. The undersigned is aware that no federal or state agency has (i) made any finding or determination as to the fairness of this investment, (ii) made any recommendation or endorsement of the Units, the underlying shares of common stock, or the Company, or (iii) guaranteed or insured any investment in the Units or any investment made by the Company.

(q) 没有政府审查。签署人明白，联邦或州府机构不曾（i）调查发现有或决定这项投资的公平性；（ii）推荐或认可认购股份、潜在普通股股份、或公司；（3）保证或担保该公司的任何投资股份单元或任何投资。

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5.	Representations, Warranties and Covenants of the Company
5.	公司声明、保证和承诺

The Company hereby represents, warrants, and covenants to Subscriber as follows:

本公司特此向认购人声明、保证和承诺如下：

(a) The Company has been duly organized and validly exists as a corporation in good standing under the laws of its state of Nevada. The Company has all requisite corporate power and authority, and all material and necessary authorizations to own or lease its properties and conduct its business. The Company has all corporate power and authority to enter into this Agreement and to carry out the provisions and conditions of this Agreement;

(a) 公司在内华达州法律规定下，依法成立、合法存在、良好经营。公司拥有所有必要的企业权力和权限，具备拥有或租赁其财产并开展业务的所有材料和必要的授权。 本公司拥有所有的企业权力和权限来签订本协议并执行本协议的条款和条件。

(b) This Agreement and the Exhibits (if any) hereto have been duly and validly authorized, executed and delivered by the Company and are valid and binding agreements of the Company, enforceable in accordance with their respective terms, except to the extent that the enforceability hereof or thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (ii) limitations upon the power of a court to grant specific performance or any other equitable remedy, or (iii) a finding by a court of competent jurisdiction that the indemnification provisions herein are in violation of public policy;

(b) 本协议及附录（如有）已由本公司正式、有效地授权、执行和交付，是本公司有效且具有约束力的协议，可根据其各自的条款执行，但在本协议的执行力或其效力可能受到限制的以下情况下除外：（1）破产、倒闭、重组，不时延期偿付或类似有效法律且影响一般债权人的权利；（2）受法院授予强制履行或任何其他衡平法的补救措施的限制；（3）具备管辖权的法院调查发现此处的赔偿条款违反公共政策；

(c) The Units have been duly authorized by the Company and will be validly issued, fully paid, and non-assessable upon issuance;

(c) 股份已由公司依法授权，并将有效发行、全额支付、不存在任何未缴税费；

(d) The Company is not in violation of its Articles of Incorporation or Bylaws (the “Charter Documents”) and the consummation of the transactions contemplated herein shall not constitute a violation of the Charter Documents;

(d)  本公司没有违反其公司章程或细则（“章程文件”）的规定，本合同所述交易的完成不构成对章程文件的违反。

(e) This Agreement and the Exhibits (if any) do not contain any untrue statement of a material fact or omit to state any material fact required to be stated herein or therein or necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. All statements of material facts herein or therein (including, without limitation, any attachment, exhibit or schedule hereto or thereto) are true and correct as of the date hereof and will be true and correct on each Closing Date.

(e) 此协议和附录（如有）不包含任何不真实的重大事项声明，或省略任何必须在此阐明的重大事项。本文或其中所有重要事实陈述（包括但不限于本文或其中所列附件、附录或附表）从当前至截止日期内均真实且正确。

(f) The minute books and corporate records of the Company contain a complete summary of all meetings and actions of the managers, members, officers, directors and stockholders of the Company since the time of its incorporation (and of any predecessor to the Company) and reflects all transactions referred to in such minutes accurately in all respects.

(f) 记录簿及公司记录包含公司自公司成立以来管理人员、员工、公司职员、董事和股东（以及公司的任何前身）的所有会议及活动的完整摘要，并且全方位地准确地反映了记录簿中的事务。

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6.	Representations and Warranties will be Relied Upon by the Company
6.	公司将依赖的声明及保证

The Subscriber acknowledges that the representations and warranties contained herein are made by it with the intention that they may be relied upon by the Company and its legal counsel in determining the Subscriber’s eligibility to purchase the Units under applicable securities laws, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Units under applicable securities laws. The Subscriber further agrees that by accepting delivery of the certificates representing the Units on the Closing Date, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber at the Closing Date, and that they will survive the purchase by the Subscriber of the Units and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Units.

认购人承认本协议所包含的陈述与保证为基于公司以及其法律顾问在决定认购人在可适用的证券法律下或其他代表认购人的人订立合同在可使用的证券法律下(如适用)购买股份单元的资格时可被依赖而做出。认购人还同意，在交割日接受股份单元证书交付，就表明、保证本协议中包含的陈述及保证在交割日时为真实、正确，并且与认购人在交割日所做的声明及保证具有相同效力，且该陈述与保证将在认购人购买股份单元时有效并且将持续有效（即使认购人之后对此股份单元进行任何处分）。

7.	Costs
7.	成本

The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Units shall be borne by the Subscriber.

认购人认为并同意其与购买股权相关的所有成本及花费（包括支付特别律师所需的费用及付款），均由其承担。

8.	Governing Law
8.	适用法律

Any dispute arising under or in connection with any matter of any nature (whether sounding in contract or tort) relating to or arising out of this Subscription Agreement, shall be resolved exclusively by arbitration. The arbitration shall be in conformity with and subject to the applicable rules and procedures of the American Arbitration Association. All parties agree to be (1) subject to the jurisdiction and venue of the arbitration in Orange County, State of California, (2) bound by the decision of the arbitrator as the final decision with respect to the dispute, and (3) subject to the jurisdiction of the Superior Court of the State of California for the purpose of confirmation and enforcement of any award.

任何由本协议引发（不论是合同或侵权行为）有关的任何争议（不论是合同或侵权行为），均只应通过仲裁方式解决。仲裁须符合并遵守美国仲裁协会相应的规则和程序。各方同意（1）受加利福尼亚州奥兰治县管辖及其仲裁地；（2）由仲裁员的决定作为争议的最终决定；（3）确认和执行裁决受加利福尼亚州高级法院管辖。

9.	Survival
9.	继续有效

This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Units by the Subscriber pursuant hereto.

本认购协议（包括但不限于本协议包含的声明、保证和承诺）应有效且继续有效并对本协议各方均有约束力，尽管认购人已根据本协议已完成股份购买。

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10.	Assignment
10.	转让

This Subscription Agreement is not transferable or assignable.

本认购协议不得转让。

11.	Execution
11.	执行

The Company shall be entitled to rely on delivery by email or facsimile machine of an executed copy of this Subscription Agreement and acceptance by the Company of such email or facsimile copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms hereof.

本公司有权依赖通过电子邮件或传真机交付本认购协议已执行副本，并且公司通过邮件、传真接受认购协议的也应是根据本协议的约定同样有效地订立有效且对认购人和公司有约束力的协议，以此在认购人及公司间建立有效的且有约束力的协议。

12.	Severability
12.	可分割性

The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

认购协议条款失效或其不可执行性不得影响或限制本认购协议的其余条款的有效性或可执行性。

13.	Entire Agreement
13.	完整协议

Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Units and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

除本协议及本协议拟或规定的协议、文书和其他文件中明确规定的以外，本认购协议包括各方之间关于出售股份的完整协议，没有公司或其他人约定或法规或普通法规定的其他条款、条件、声明或保证（无论表述、隐含表达、口头或书面）。

14.	Notices
14.	注意事项

Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address.

如果任何一方可能被要求或可能选择向本协议中的任何利益相关方提供任何通知，要求或其他通信，则应在以下情形下进行充分通知：（a）在美国邮寄信箱、注册或认证邮件、所要求的回执、寄给此处的回执地址或（b）亲自递送地址。

15.	Headings
15.	标题

Headings are for convenience only and are not deemed to be part of this Subscription Agreement

标题仅为方便起见，不作为本认购协议的一部分。

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16.	Counterparts
16.	副本

This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.

本认购协议本协议可签定多份副本，每份副本执行或交付时都相当于正本协议，且所有副本都是整个法律文件的组成部分。

17.	Binding Effect
17.	约束力

Except as otherwise provided herein, this Subscription Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

除非本协议另有规定，本认购协议应对当事人和他们的继承人、执行人、管理者、继任者、法定代表人和受让人具有约束力。若为多人为认购人，签署人义务为共同并分别的连带义务，且该协议的条款、声明、保证和承诺须视为是由此类人以及其继承人、执行人、管理者和继任者制定且受其约束的。

18.	Further Assurances
18.	进一步保证

Upon request from time to time, the Subscriber shall execute and deliver all documents, take all rightful oaths and do all other acts that may be necessary or desirable, in the reasonable opinion of the Company or its counsel, to effect the subscription for the Units in accordance herewith.

如不时提出要求，认购人须按本公司或其律师的合理意见，执行且交付所有文件、合理宣誓，并采取一切必要或可取的行动，以使得本协议之股份认购生效。

[Signature Page Follows]

【以下为签字页】

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SIGNATURE PAGE

签字页

4,290,000 Units: 4,290,000 shares of common stock and 10,725,000 Warrants 4,290,000 股份单元由4,290,000份公司普通股和 10,725,000认股权证组成。
USD $0.05 per Share for a total purchase price of USD $ 214,500.00 每股0.05美元，总收购价214,500.00美元
[Check if applicable] The Subscriber has a pre-existing relationship with the Company [ ] (yes) 【检查是否适用】认购人与公司有旧交情。[ ]

[Check if applicable] The Subscriber is an affiliate of the Company [ ] (yes) 【检查是否适用】认购人为本公司的附属机构。[ ]

The Subscriber directs the Company to issue and deliver the certificates representing the Units as follows:

认购人指导本公司发行及交付代表股份之证书如下：

CERTIFICATE INSTRUCTIONS 证书说明	DELIVERY INSTRUCTIONS 交付说明

Name to appear on certificate 证书上的名称	Name and account reference, if applicable 如适用，名称和帐户参考
China-Israel Biological Technology Co., Ltd.
Account reference if applicable 账户参考（如适用）	Contact name 联系人姓名
QingXi Huang
Address 地址	Address 地址
No.1601-6, 16F, Building B8, LuGuYuYuan, No. 27 Wenxuan Road, High- tech Zone, Changsha, China	No.1601-6, 16F, Building B8, LuGuYuYuan, No. 27 Wenxuan Road, High- tech Zone, Changsha, China
Tax I.D./E.I.N./S.S.N., if applicable 税号/E.I.N./S.S.N.， 如适用	Telephone Number 电话号码 (86) 0731-82416666

This Subscription Agreement is EXECUTED by the Subscriber this May 24 day of 2019,

认购人于2019年5月 24日 签署本认购协议。

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EXECUTION BY SUBSCRIBER: 认购人签署：
ACCEPTED and EFFECTIVE this 24 day of May, 2019, 公认生效期为2019年5月24日	X
US-CHINA BIOMEDICAL TECHNOLOGY, INC.. 美中生物医疗科技有限公司	Signature of individual (if Subscriber is an individual) 个人签名（若认购人为个人）

Authorized signatory (if Subscriber is not an individual) 授权签字人（若认购人非个人）
Authorized signatory 授权签字人	China-Israel Biological Technology Co., Ltd. 中以生物科技有限责任公司
Qingxi Huang	Name of Subscriber (please print), or 认购人姓名（请打印），或
Name of authorized signatory 授权签字人姓名	Qingxi Huang
CEO 首席执行官	Name of authorized signatory (please print) 授权签字人姓名（请打印）
Title of authorized signatory 授权签字人职位	No.1601-6, 16F, Building B8, LuGuYuYuan, No. 27 Wenxuan Road, High-tech Zone, Changsha, China中国湖南省长沙高新开发区文轩路27号麓谷钰园B8栋广计量大厦16楼1601-6号
Address of Subscriber (residence) 认购人地址（居住地）
（86）13657449828
Telephone Number and e-mail address 电话号码及邮箱地址
n/a 不适用
Social Security/Tax ID Number, if applicable 社会保险/税号，如适用

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